EXHIBIT 1
                                                                       ---------


               JOINT FILING AGREEMENT PURSUANT TO RULE 13d-l(k)(1)

                  The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Dated as of December 20, 2004


                               OAK HILL SPECIAL OPPORTUNITIES FUND, L.P.


                               By: Oak Hill Special Opportunities GenPar, L.P., its general partner


                               By: Oak Hill Special Opportunities MGP, LLC. its general partner


                               By:  /s/ Kevin G. Levy
                                    --------------------------------------------
                                    Name:  Kevin G. Levy
                                    Title: Vice President


                               OAK HILL SPECIAL OPPORTUNITIES FUND
                               (MANAGEMENT), L.P.


                               By: Oak Hill Special Opportunities GenPar, L.P., its general partner


                               By: Oak Hill Special Opportunities MGP, LLC. its general partner


                               By:  /s/ Kevin G. Levy
                                    --------------------------------------------
                                    Name:  Kevin G. Levy
                                    Title: Vice President

                               OAK HILL SPECIAL OPPORTUNITIES GENPAR, L.P.


                               By:  Oak Hill Special Opportunities MGP, LLC
                                    its general partner


                               By:  /s/ Kevin G. Levy
                                    --------------------------------------------
                                    Name:  Kevin G. Levy
                                    Title: Vice President


                               OAK HILL SPECIAL OPPORTUNITIES MGP, LLC


                               By:  /s/ Kevin G. Levy
                                    --------------------------------------------
                                    Name:  Kevin G. Levy
                                    Title: Vice President


                               OAK HILL SECURITIES FUND, L.P.


                               By:  Oak Hill Securities GenPar, L.P.
                                    its general partner


                               By:  Oak Hill Securities MGP, Inc.
                                    its general partner


                               By:  /s/ Glenn R. August
                                    --------------------------------------------
                                    Name:  Glenn R. August
                                    Title: President


                               OAK HILL SECURITIES GENPAR, L.P.


                               By:  Oak Hill Securities MGP, Inc.
                                    its general partner


                               By:  /s/ Glenn R. August
                                    --------------------------------------------
                                    Name:  Glenn R. August
                                    Title: President

                               OAK HILL SECURITIES MGP, INC.


                               By:  /s/ Glenn R. August
                                    --------------------------------------------
                                    Name:  Glenn R. August
                                    Title: President


                               OAK HILL SECURITIES FUND II, L.P.


                               By:  Oak Hill Securities GenPar II, L.P.
                                    its general partner


                               By:  Oak Hill Securities MGP II, Inc.
                                    its general partner


                               By:  /s/ Glenn R. August
                                    --------------------------------------------
                                    Name:  Glenn R. August
                                    Title: President


                               OAK HILL SECURITIES GENPAR II, L.P.


                               By:  Oak Hill Securities MGP II, Inc.
                                    its general partner


                               By:  /s/ Glenn R. August
                                    --------------------------------------------
                                    Name:  Glenn R. August
                                    Title: President


                               OAK HILL SECURITIES MGP II, INC.


                               By:  /s/ Glenn R. August
                                    --------------------------------------------
                                    Name:  Glenn R. August
                                    Title: President


                               OAK HILL CREDIT ALPHA FUND, L.P.


                               By:  Oak Hill Credit Alpha GenPar, L.P.
                                    its managing general partner

                               By:  Oak Hill Credit Alpha MGP, LLC
                                    its general partner


                               By:  /s/ Glenn R. August
                                    --------------------------------------------
                                    Name:  Glenn R. August
                                    Title: Managing Member


                               OAK HILL CREDIT ALPHA GENPAR, L.P.


                               By:  Oak Hill Credit Alpha MGP, LLC
                                    its general partner


                               By:  /s/ Glenn R. August
                                    --------------------------------------------
                                    Name:  Glenn R. August
                                    Title: Managing Member


                               OAK HILL CREDIT ALPHA MGP, LLC


                               By:  /s/ Glenn R. August
                                    --------------------------------------------
                                    Name:  Glenn R. August
                                    Title: Managing Member


                               OAK HILL CREDIT ALPHA FUND (OFFSHORE), LTD.


                               By:  Oak Hill Credit Alpha Management, LLC,
                                    its investment advisor


                               By:  Oak Hill Advisors, L.P.
                                    its managing member


                               By:  Oak Hill Advisors MGP, Inc.
                                    its managing general partner


                               By:  /s/ Glenn R. August
                                    --------------------------------------------
                                    Name:  Glenn R. August
                                    Title: President

                               OAK HILL CREDIT ALPHA MANAGEMENT, LLC


                               By:  Oak Hill Advisors, L.P.
                                    its managing member


                               By:  Oak Hill Advisors MGP, Inc.
                                    its managing general partner


                               By:  /s/ Glenn R. August
                                    --------------------------------------------
                                    Name:  Glenn R. August
                                    Title: President


                               OAK HILL ADVISORS, L.P.


                               By:  Oak Hill Advisors MGP, Inc.
                                    its general partner


                               By:  /s/ Glenn R. August
                                    --------------------------------------------
                                    Name:  Glenn R. August
                                    Title: President


                               OAK HILL ADVISORS MGP, INC.


                               By:  /s/ Glenn R. August
                                    --------------------------------------------
                                    Name:  Glenn R. August
                                    Title: President


                               OAK HILL ASSET MANAGEMENT, INC.


                               By:  /s/ Glenn R. August
                                    --------------------------------------------
                                    Name:  Glenn R. August
                                    Title: President

                               /s/ Glenn R. August
                               -------------------------------------------------
                               Glenn R. August


                               CARDINAL FUND I, L.P.


                               By:  Cardinal Management I, L.P.
                                    its general partner


                               By:  Cardinal MGP, L.L.C.,
                                    its general partner


                               By:  /s/ Kevin G. Levy
                                    --------------------------------------------
                                    Name:  Kevin G. Levy
                                    Title: Vice President


                               CARDINAL MANAGEMENT I, L.P.,



                                By: Cardinal MGP, L.L.C.,
                                    its general partner


                               By:  /s/ Kevin G. Levy
                                    --------------------------------------------
                                    Name:  Kevin G. Levy
                                    Title: Vice President


                               CARDINAL MGP, L.L.C.


                               By:  /s/ Kevin G. Levy
                                    --------------------------------------------
                                    Name:  Kevin G. Levy
                                    Title: Vice President

                               FW SAVVIS INVESTORS, L.P.


                               By:  FW Savvis GenPar, L.L.C.,
                                    its general partner


                               By:  /s/ Kevin G. Levy
                                    --------------------------------------------
                                    Name:  Kevin G. Levy
                                    Title: Vice President


                               FW SAVVIS GENPAR, L.L.C.


                               By:  /s/ Kevin G. Levy
                                    --------------------------------------------
                                    Name:  Kevin G. Levy
                                    Title: Vice President


                               /s/ Kevin G. Levy
                               -------------------------------------------------
                               Kevin G. Levy
                               Attorney-in-Fact for:
                               J. Taylor Crandall (1)



(1) A Power of Attorney authorizing Kevin G. Levy, et al., to act on behalf of J. Taylor Crandall previously has been filed with the Securities and Exchange Commission.